Revenue From Contract With Customer - Summary of changes in the contract with customer liabilities (Detail) $ in Thousands	12 Months Ended
Dec. 31, 2019 USD ($)
Balance	$ 18,966
Net increase in deferred revenue	19,489
Revenue recognized related to the balance existing at January 1, 2019	(18,100)
Foreign currency translation	(118)
Balance	$ 20,237